UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2020

UAS Drone Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55504	47-3052410
(Commission File Number)	(IRS Employer Identification No.)

1 Etgar Street, Tirat-Carmel, Israel	3903212
(Address of Principal Executive Offices)	(Zip Code)

011-972-4-8124101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2020, UAS Drone Corp., a Nevada corporation (the “Company”), Duke Robotics, Inc., the majority-owned subsidiary of the Company (“Duke”), and UAS Acquisition Corp., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (“UAS Sub”), executed an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which UAS Sub will merge with and into Duke, with Duke surviving as a wholly-owned subsidiary of the Company (the “Short-Form Merger”).

Pursuant to the Merger Agreement, the Company will acquire the remaining outstanding shares of Duke held by certain stockholders of Duke that did not participate in the previously disclosed Share Exchange Agreement by and between the Company, Duke and certain Duke stockholders that closed on March 10, 2020. At the closing of the transaction contemplated by the Merger Agreement, the Company will issue 63,856 shares (the “Merger Shares”) to certain Duke stockholders, and Duke will become a wholly owned subsidiary of the Company.

The parties to the Merger Agreement intend to effectuate the Short-Form Merger in accordance with the short-form merger provisions of Section 253 of the Delaware General Corporation Law. There is and can be no guarantee that the Company is able to consummate the Short-Form Merger. The consummation of the Short-Form Merger will be conditioned on, but not limited to, the registration of the Merger Shares pursuant to an effective registration statement filed with the Securities and Exchange Commission, and is also subject to the satisfaction of other customary closing conditions.

The Merger Agreement can be terminated, and the Short-Form Merger may be abandoned at any time before the filing of the Merger Agreement with the Secretary of State of Delaware, by the consent of the Boards of Directors of the Company, Duke and UAS Sub.

The forgoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 29, 2020, by and among UAS Drone Corp., Duke Robotics, Inc. and UAS Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UAS DRONE CORP.
Dated: April 29, 2020
	By:	/s/ Erez Nachtomy
		Name:	Erez Nachtomy
		Title:	Interim Chief Financial Officer and Vice Chairman of the Board

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